Exhibit 99.01

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EEI International Conference

February 2005

Safe Harbor

This material includes forward-looking statements that are subject to certain risks, uncertainties and assumptions.  Such forward-looking statements include projected earnings, cash flows, capital expenditures and other statements and are identified in this document by the words “anticipate,” “estimate,” “expect,” “projected,” “objective,” “outlook,” “possible,” “potential” and similar expressions.  Actual results may vary materially.  Factors that could cause actual results to differ materially include, but are not limited to: general economic conditions, including the availability of credit, actions of rating agencies and their impact on capital expenditures; business conditions in the energy industry; competitive factors; unusual weather; effects of geopolitical events, including war and acts of terrorism; changes in federal or state legislation; regulation; final approval and implementation of the pending settlement of the securities, ERISA and derivative litigation; costs and other effects of legal administrative proceedings, settlements, investigations and claims; actions of accounting regulatory bodies; risks associated with the California power market; the higher degree of risk associated with Xcel Energy’s nonregulated businesses compared with Xcel Energy’s regulated business; and other risk factors listed from time to time by Xcel Energy in reports filed with the SEC, including Exhibit 99.01 to Xcel Energy’s report on Form 10-K for year 2003.

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Wayne Brunetti

Chairman and Chief Executive Officer

Status of US Electricity Regulation

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4th largest US electric and gas utility — Customers:

3.3 Million Electric

1.8 Million Gas

Strong Regional Economy

Unemployment rate — November 2004
US	5.2%
Xcel service area	4.1%

Job growth – 2005 Forecast
Xcel service area	2.4%

Xcel Annual sales growth — 2005-2009
Electric	2.0%
Gas	1.2%

Low-Risk Strategy

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Invest in utility assets to meet sales growth

AND

Earn our allowed return on equity

Total return objective:	7 to 9% per year
Dividend yield	5%
Earnings growth	2 to 4%

100% of income from regulated operations

Drivers to Value Creation

Service Territory Growth

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Increase Investment

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Increase Equity

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Earn Authorized Return

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Energy Supply Mix — 2004

Owned and Purchased

Fuel Mix

[CHART]

Purchased Energy

[CHART]

*      Low-sulfur, low-mercury western coal

Xcel Energy
Supply Requirement and Capability

[CHART]

Power Supply Additions

Minnesota MERP	300 MW	2007-2009	$1 Billion *

Comanche 3 **	500 MW	2009	$1 Billion

Minnesota/South Dakota Combustion Turbines	480 MW	2005	$125 Million

Minnesota Resource Plan	Estimated 2015 need: 3,100 MW; 1,125 MW baseload

Nuclear plant relicensing	1,600 MW 3 Units: 2010; 2013; 2014

*                 Cost including refurbishment of existing 1228 MW and 300 MW of additional capacity

**          Public Service of Colorado share of 750 MW Comanche 3 coal unit Investment includes environmental upgrades at Comanche 1 & 2

Xcel Energy
Supply Requirement and Capability

[CHART]

Reducing Regulatory Risk
of Major Investments

Traditional Regulatory Treatment		Innovative Regulatory Treatment Supports Xcel Energy Strategy

•	Company makes significant capital investment over	•	Company receives assurance prior to proceeding
several years
		•	Prudency of capital expenditure level
•	Records non-cash Allowance for Funds Used During
	Construction (AFUDC) in earnings until completion	•	Financial capital structure

•	Files for cost recovery on completion of the project	•	Cash recovery during construction

•	Recovery level subject to review of prudency of	•	Return on equity
Expenditures

Environmental Initiatives

[CHART]

Commitment to Wind Power

[CHART]

**          Timing dependent on renewal of Production Tax Credit

Minnesota Metro Emissions
Reduction Program (MERP)

•                  Convert two in-city coal plants to natural gas & refurbish a third in-city coal plant

•                  Improves environment

SO2	NOx	Mercury	Particulate	CO2
ß93%	ß91%	ß78%	ß55%	ß21%

•                  Cash return on investment begins January 2006

•                  Target ROE 10.86% with incentive sliding scale 9.97 to 11.46%

•                  Equity ratio 48.5%

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Colorado — Comanche 3

•                  Net emissions of SO2 and NOx for Comanche Units 1, 2, & 3 will not exceed current emissions

•                  Construction expenditures up to a formula-based cap are deemed prudent

•                  PSCo equity capitalization not to exceed 60% deemed reasonable for 2006 rate case proceeding

•                  Capital expenditures to be included in rate recovery prior to project completion, depending on credit rating

Strategy

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Invest in utility assets to meet sales growth

Xcel Energy will invest an incremental
$2 billion in generation resources through
2009 to add and diversify supply and
reduce environmental impacts

Financial Overview

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Ben Fowke

Vice President and Chief Financial Officer

Business Objectives

Deliver good value to our customers

AND

Deliver low-risk 7 to 9%

total return to shareholders

Retail Electric Rate * Comparison

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*              EEI typical bills – Summer 2004

Low-Risk Business Plan

•                  No competitive threats

•                  Constructive regulation

•                  Executable strategy

•                  Experienced, focused management

•                  Identify and manage risks

•                  Solid balance sheet

Total Return Objective

5% Dividend yield

+

2 to 4% Earnings per share growth
7 to 9% Total return

Objective:                 Annual dividend increases consistent with long-term earnings growth

Earnings Growth Drivers

Annual growth rate of:

Regulatory Model	Rate base	Net Income Growth
+ % Equity capitalization
+ Return on equity
- Shares outstanding
= Earnings per share growth rate

Capital Expenditures in Rate Base

Dollars in Millions

	2005	2006	2007	2008	2009

Core Investment	$1,009	$909	$925	$925	$925

Minnesota MERP	139	295	343	177	34

Comanche 3	33	186	285	293	129

NSP Combustion Turbines	47

Nuclear Steam Generators	8

Nuclear Vessel Heads	14	10

Total	$1,250	$1,400	$1,553	$1,395	$1,088

•      $2 billion of incremental capital expenditures through 2009

Strengthen Balance Sheet
with Increased Equity

Company	Sept 30, 2004 Equity Ratio	Target Equity Ratio	Net Income Sensitivity 100 Basis Point Change in Equity Ratio
			Millions

NSPM	50%	49 to 51%	$3

NSPW	58	54 to 56	1

SPS	48	48 to 50	2

PSCo	49	55 to 56	4

Xcel Energy Consolidated	43	44 to 46

Xcel Energy consolidated equity of $5.2 billion at September 30, 2004

Earn Return Authorized by Regulators

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	Earned 2003 Regulatory ROE			2003	Net Income Sensitivity 100 Basis Point
	Electric	Gas		Rate Base	Change in ROE **
				Billions	Millions

Colorado	9.0%	12.2	%*	$3.9	$19
Minnesota	9.3	9.0		3.3	16
Texas	7.5	NA		0.8	4

*                 Effective July 1, 2003 Public Service of Colorado implemented a $33 million reduction in gas base rates

**          Assuming 50% common equity

Net Income Growth Potential

	Current	2005 – 2009 Potential	Annual Growth Rate

Rate Base	$11B	$13B	3 to 3.5%

Utility Equity Capitalization	49%	52%	0 to 1.2%

Earned Return on Equity	9.3%	11.5%	0 to 4.3%

2004 Earnings * and 2005 Guidance

Dollars per Share

	2004	2005 Guidance

Regulated utility continuing operations	$1.32	$1.27 – 1.37
Holding Company finance costs	(0.08)	(0.11)
Other nonregulated & Holding Company	0.03	0.02
Total earnings from continuing operations	$1.27	$1.18 – 1.28
Discontinued operations	(0.30)
Total Earnings per Share diluted	$0.97

*                 Key assumptions for 2005 earnings guidance on page 45 and 46

2005 – 2007 Regulatory Strategy

[CHART]

Dividend Objective

•                  Annual dividend rate of 83 cents

•                  Review dividend — Spring 2005

•                  Annual dividend increases consistent with long-term earnings growth

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Regulatory Accomplishments

•                  Minnesota MERP approved

•                  Comanche 3 approved

•                  Monthly gas cost adjustment approved in Colorado

•                  Capacity cost adjustment approved in Colorado

•                  Increased equity approved to bolster PSCo credit rating

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Operational Accomplishments

•                  Replaced steam generator at Prairie Island nuclear plant in 74 days

•                  Prairie Island achieved 87.7% capacity factor including steam generator replacement

•                  Monticello nuclear plant, 97.5% capacity factor and set new output record

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Shifting the Paradigm

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Appendix

Organizational Structure
2003 Results

Income from Continuing Operations (Dollars in Millions)

Xcel Energy Inc. $510

Holding Company $(42)

Northern States Power Company - Minnesota $193	Northern States Power Company - Wisconsin $57	Public Service Company of Colorado $228	Southwestern Public Service Company $82	Subsidiaries • Seren • Eloigne • UE $(8)

Regulated				Nonregulated

Cheyenne sale completed January 2005; Seren held for sale Second Quarter 2005

Northern States Power — Minnesota

2003 Electric		2003 Gas
Avg. Retail Customers	% of Xcel Energy Retail Customers	Avg. Retail Customers	% of Xcel Energy Retail Customers
1,319,197	40.9%	435,977	25.6%

ROE Allowed (Electric)	11.47%
Regulatory ROE Earned (Electric)	9.3%
Equity in Capital Structure	47.5%
Senior Unsecured Credit Rating	A3/BBB-
Electric/Gas Net Income Mix	91%/9%
Net Income (Millions)	$193

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Northern States Power — Wisconsin

2003 Electric		2003 Gas
Avg. Retail Customers	% of Xcel Energy Retail Customers	Avg. Retail Customers	% of Xcel Energy Retail Customers
233,538	7.2%	93,631	5.5%

ROE Allowed (Electric & Gas)	11.9%
Regulatory ROE Earned (Electric & Gas)	13.8%
Equity in Capital Structure	55.8%
Senior Unsecured Credit Rating	A3/BBB
Electric/Gas Net Income Mix	92%/8%
Net Income (Millions)	$57

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Public Service Company of Colorado

2003 Electric		2003 Gas
Avg. Retail Customers	% of Xcel Energy Retail Customers	Avg. Retail Customers	% of Xcel Energy Retail Customers
1,279,047	39.7%	1,174,036	68.9%

ROE Allowed (Electric)	10.75%
Regulatory ROE Earned (Electric)	9.0%
Equity in Capital Structure	46.5%
Senior Unsecured Credit Rating	Baa1/BBB-
Electric/Gas Net Income Mix	68%/32%
Net Income (Millions)	$228

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Southwestern Public Service

2003 Electric
Avg. Retail Customers	% of Xcel Energy Retail Customers
390,345	12.1%

ROE Allowed (Electric – Texas)	11.5%
Regulatory ROE Earned (Electric – Texas)	7.5%
% Equity in Capital Structure	49.7%
Senior Unsecured Credit Rating	Baa1/BBB
Electric/Gas Net Income Mix	100%/ NA
Net Income (Millions)	$82

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Corporate Governance

Board of Directors

•                  10 independent directors plus 2 management

•                  Rotating lead directors each quarter

•                  Required to own Xcel Energy stock or equivalents equal to 7 times retainer

•                  Repealed classified board in 2004 following shareholder proposal

Xcel Energy

•                  Code of conduct encompasses 23 topic areas and is applicable to all employees and directors of Xcel Energy and subsidiaries

2004 Management Compensation
Linked to Shareholder Interests *

			Compensation at Risk
Incentive	Compensation	Measure	CEO	Primary Officers
Short-term	Cash	Earnings	40%	27 to 40%
Long-term	Performance Shares	Total Return * vs. Industry	35%	25 to 32%
Long-term	Restricted Stock Units	Total Return	35%	25 to 32%
Total Compensation at Risk			83%	68 to 78%

*                 2005 Plan will include an environmental measure

Environmental Initiatives

•                  Reduce and manage energy consumption

•                  Reduce our environmental impact

•                  Increase use of renewable energies

•                  Advocate public policies that achieve environmental improvement, regulatory certainty and cost effective energy

•                  Protect wildlife

Reduce and Manage Energy Consumption

•	Spent more than $65 million on electric and gas demand-side management programs across its service territories in 2004	•	Promote use of high efficiency products including lighting by offering cash rebates

•	Expenditures alone resulted in 340 GWh and 663,000 MCF in first-year energy savings	•	Provide “online energy assessment”

•	Various conservation and DSM programs have been in operation for more than 15 years	•	Provide energy efficient design assistance to architects and engineers

		•	Offer rebates to commercial and industrial customers for boiler maintenance and equipment improvements

		•	Control 360,000 residential air conditioners to reduce peak demand

		•	Control 972 MW of interruptible commercial and industrial load

Reduce Environmental Impact

	Carbon Management Plan		Mercury Management Initiatives

Goals

•	7% reduction in CO2 intensity (pounds per MWh) from 2003 to 2012	•	Burn low-sulfur, low-mercury coal

•	12 million ton reduction in CO2 emissions by 2009, based on 2003 emissions	•	Baghouses help capture mercury and are currently in-place on most units

Actions		•	Continue testing sorbent technologies at existing facilities

•	Industry-leading voluntary emission reduction projects	•	Comanche 3 will be equipped with state-of-the-art technology

•	Triple wind generation

•	Participate in three carbon sequestration programs

•	Relicense nuclear generation

•	Implement Minnesota MERP

Renewable Energy Sources

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Type	Capacity *

Hydro	1,885 MW
Wind	884 MW	**
Biomass	95 MW
Solar	40 KW
Total	2,864 MW

*            Owned and purchased

**     Nameplate rating

> 12% of 2004 System Capacity

Reduce Environmental Impact

	Environmental Advocacy		Protect Wildlife

•	Advocate for voluntary emission reduction legislation that supports recovery of investments that reduce emissions below current regulations	•	By 1989, the Company began installing nest boxes on its power plant chimneys to rebuild peregrine falcon population. By 1999, the peregrine was taken off the endangered species list.

•	Support Clear Skies Legislation

•	Xcel Foundation will provide additional funding to:	•

In 2002, Xcel Energy was the first electric utility to voluntarily approach the US Fish and Wildlife Service to jointly develop a plan to protect eagles, large raptors and migrating birds from electrocution.

• Minnesota Renewable Development Fund
• Colorado Renewable Energy Trust

Regulatory Initiatives

2004

Wisconsin	MN Gas	Comanche 3	MN Interim Gas
Adjustment Filed	Increase Requested	Approved	Increase Approved
August	September	December	December

CO Capacity Cost	FERC Transmission	ND Gas Increase	NSP Wisconsin
Adjustment	Increase Requested	Requested	Rate Increase
Approved	September	November	Approved
May			December

2005

					WI Electric	MN
FERC	ND Gas	WI Electric	MN Gas	MN Electric	& Gas	Resource
Transmission	Case	& Gas	Case	Case	Case	Plan
Case Decision	Decision	Case	Decision	to be Filed	Decision	Decision
May	June	June	July	Winter	December	Year-end

2006

MN Electric Interim	Colorado Case	MN Electric
Rates in Effect	to be Filed	Case Decision
January	Spring	Fall

Key Assumptions for
2005 Earnings Guidance

•                  Seren is held for sale and accounted for as discontinued operations

•                  Normal weather patterns are experienced for 2005

•                  Weather-adjusted retail electric utility sales growth of approximately 2.0 to 2.4%

•                  Weather-adjusted retail natural gas utility sales growth of approximately 1.0 to 1.3%

•                  A successful outcome in the $9.9 million NSP-Minnesota gas rate case

•                  A successful outcome in the FERC rate case of approximately $5 million

•                  Capacity costs are projected to increase by $15 million, net of capacity cost recovery

•                  No additional margin impact associated with the fuel allocation issue at SPS

•                  2005 trading and short-term wholesale margins are projected to decline by approximately $30 million to $55 million from 2004 levels

•                  2005 utility other operating and maintenance expense is expected to increase between 2 to 3% compared with 2004 levels

•                  2005 depreciation expense is projected to increase approximately 7 to 8% compared with 2004

•                  2005 interest expense is projected to increase approximately $10 million to $15 million compared with 2004 levels

•                  Allowance for funds used during construction-equity is projected to be relatively flat compared with 2004

•                  Xcel Energy continues to recognize COLI tax benefits of 9 cents per share in 2005

•                  The effective tax rate for continuing operations is expected to be approximately 28 to 31% percent

•                  Average common stock and equivalents of approximately 426 million shares in 2005, based on the “If Converted” method for convertible notes

Minnesota MERP
Potential Earnings

Dollars in Millions

	2004	2005	2006	2007	2008	2009

Expenditures:
Minnesota MERP	$43	$139	$295	$343	$177	$34
Cumulative	$43	$182	$477	$820	$997	$1,031

Equity Ratio	48.5%	48.5%	48.5%	48.5%	48.5%	48.5%

ROE	10.86%	10.86%	10.86%	10.86%	10.86%	10.86%

Equity Return *	$1	$6	$18	$35	$48	$55

*       Simplified calculation – Minnesota regulatory jurisdiction earns cash return on 75% of average cumulative investment after 2005. Other NSP Minnesota and Wisconsin jurisdictions earn AFUDC on 25% of average cumulative investment.

Senior Debt Ratings

	Moody’s		S&P
	Secured	Unsecured	Secured	Unsecured

Holding Co.	—	Baa1	—	BBB-

NSPM	A2	A3	A-	BBB-

NSPW	A2	A3	A-	BBB

PSCo	A3	Baa1	A-	BBB-

SPS	—	Baa1	—	BBB

Outlook		Stable		Stable

Coal Supply Contracted

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	Coal	Coal Transportation

2005	99%	100%

2006	78	75

2007	65	45

2008	46	45

Annual consumption:  32 Million tons of low-sulfur, low-mercury western coal

Electric Fuel and Purchased Energy
Cost Recovery Mechanisms

Minnesota:	Monthly recovery of prospective costs

Colorado:	Recovery of costs with sharing of deviations up to + $11.25 million from benchmark

Texas:	File for semi-annual adjustments – required if + 4% annually

Wisconsin:	Biennial rate case – file for interim adjustment if costs fall outside + 2% annually

New Mexico:	Recovery of costs with 2 month lag